UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):  September 4, 2008

PUREDEPTH, INC.
(Exact name of registrant as specified in its charter)

Delaware	None	20-4831825
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 Twin Dolphin Drive, Suite D
Redwood City, California 94065
(Address of principal executive offices) (Zip code)

(650) 632-0800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 4, 2008, the Board of Directors of PureDepth, Inc. (the “Company”) approved a performance-based bonus arrangement for Jonathan J. McCaman, the Company’s President and Chief Financial Officer and Secretary, payable upon the achievement of certain business milestones.   Such bonus, if earned, would be payable by the Company within the fiscal year ending January 31, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUREDEPTH, INC., ( Registrant )

Date: September 10, 2008	By:	/s/ Jonathan J. McCaman
Mr. Jonathan J. McCaman President, Chief Financial Officer and Secretary (Principal Accounting and Financial Officer)